ALAMCO, INC.
             200 West Main Street, Clarksburg, West Virginia  26301
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 1996
                             -----------------------

     The Annual Meeting of Stockholders of Alamco, Inc. (the "Company") will be held at the Village Square Conference Center in Clarksburg, West Virginia, on Friday, May 10, 1996 at 10:00 a.m., E.D.T., for the following purposes:

     1. To elect two directors each to serve for a three year term expiring at the 1999 Annual Meeting of Stockholders;

     2. To approve and adopt the Alamco, Inc. 1996 Stock Option Plan for Non-Employee Directors (the "1996 Outside Directors' Stock Option Plan"); and

     3. To transact such other business as may properly be brought before the meeting or any adjournment or adjournments thereof.

     A Proxy Statement containing information for stockholders is attached hereto.

     Only holders of the Company's Common Stock of record at the close of business on March 15, 1996, will be entitled to notice of and to vote at the meeting and any and all adjournments thereof. A list of stockholders entitled to vote at the meeting will be available at the offices of the Company, 200 West Main Street, Clarksburg, West Virginia. Stockholders may examine this list during ordinary business hours in the 10-day period before the meeting. The list will also be available for inspection at the meeting.


                                        By order of the Board of Directors,

                                        G. Jane Merandi, Secretary


April 8, 1996


                                    IMPORTANT

     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROMPT RETURN OF THE PROXY WILL ASSURE A QUORUM AND SAVE THE COMPANY UNNECES-SARY EXPENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . 2


DIRECTORS OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . 3
  Committees of the Board   . . . . . . . . . . . . . . . . . . . . . . . 4
  Directors' Compensation   . . . . . . . . . . . . . . . . . . . . . . . 5
  Compensation Committee Interlocks   . . . . . . . . . . . . . . . . . . 6

THE 1996 OUTSIDE DIRECTORS' OPTION PLAN   . . . . . . . . . . . . . . . . 6
  General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  Reasons for the Plan    . . . . . . . . . . . . . . . . . . . . . . . . 7
  Description of the Plan   . . . . . . . . . . . . . . . . . . . . . . . 7
  Federal Income Tax Consequences   . . . . . . . . . . . . . . . . . . . 8
  Vote Required   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  Board Recommendation  . . . . . . . . . . . . . . . . . . . . . . . . . 8


EXECUTIVE COMPENSATION  . . . . . . . . . . . . . . . . . . . . . . . . . 9
  Summary Compensation Table    . . . . . . . . . . . . . . . . . . . . . 9
  Option Grants Table   . . . . . . . . . . . . . . . . . . . . . . . .  10
  Option Exercises and Year-End Value Table   . . . . . . . . . . . . .  10
  Report of the Compensation Committee  . . . . . . . . . . . . . . . .  11
  Employment Agreements   . . . . . . . . . . . . . . . . . . . . . . .  13
  Stockholder Return Performance Presentation   . . . . . . . . . . . .  13


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
  AND MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  Security Ownership of Management  . . . . . . . . . . . . . . . . . .  15
  Principal Stockholders  . . . . . . . . . . . . . . . . . . . . . . .  15
  Compliance with Section 16 of the Exchange Act  . . . . . . . . . . .  16


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS  . . . . . . . . . . .  16


SUBMISSION DATE FOR STOCKHOLDER PROPOSALS AND
  DIRECTOR NOMINATIONS  . . . . . . . . . . . . . . . . . . . . . . . .  16


OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16


                                  ALAMCO, INC.
             200 WEST MAIN STREET, CLARKSBURG, WEST VIRGINIA  26301
                             ----------------------

                                 PROXY STATEMENT
                             ----------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 1996
                             -----------------------

                               GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alamco, Inc. (the "Company") of holders of the Company's Common Stock, par value $0.10 per share (the "Common Stock") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, May 10, 1996, and at any and all adjournments thereof. The approxi-mate date on which this Proxy Statement and the enclosed form of proxy will first be sent to stockholders is on or about April 8, 1996.

     At the Meeting, the Company's stockholders will be asked: (1) to elect two directors each to serve for a three year term expiring at the 1999 Annual Meeting of Stockholders; (2) to approve and adopt the Alamco, Inc. 1996 Stock Option Plan for Non-Employee Directors (the "1996 Outside Directors' Option Plan"); and (3) to transact such other business as may properly be brought before the Meeting or any adjournment or adjournments thereof.

     Only holders of record of the Company's Common Stock as of the close of business on March 15, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting and at any and all adjournments thereof. On that date, there were 4,717,774 shares of Common Stock of the Company outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum.

     When the enclosed proxy is executed, dated, and returned prior to the date of the Meeting, the shares represented thereby will be voted by the persons named as proxies in accordance with the stockholder's directions. If no choice is specified, the proxy will be voted FOR the election of the nominees listed
and FOR the Stock Option Plan.   Shares represented by proxies marked as
abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes. Brokers' shares held in "street name" and not voted by them will be treated in the same manner as abstentions.
     Any stockholder may revoke his or her proxy at any time prior to its use at the Meeting by giving written notice to the Secretary of the Company at the above address, or by signing and delivering to the above address a proxy bearing
a later date.   Attendance at the Meeting will not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Company at any time prior to the voting of the proxy.

     The cost of solicitation of the enclosed proxy will be borne by the Company. Solicitation of the proxies may be made personally, or by mail, telephone, or telegraph, by regularly employed officers and employees of the Company (who will not be specifically compensated for such services). The Company has also retained Kissel-Blake, Inc. to assist in the solicitation of proxies. The Company anticipates that the assistance provided by Kissell-Blake, Inc. will cost approximately $4,500. The Company will reimburse banks, broker-age firms and others for reasonable expenses incurred in forwarding solicitation materials to beneficial owners of shares.

     The Company's 1995 Annual Report on Form 10-K is being mailed to stock-holders concurrently with these proxy materials. Stockholders who wish to receive additional copies of the Company's 1995 Annual Report may do so by making a written request to the Company directed to the attention of the Secretary of Alamco, Inc., P. O. Box 1740, Clarksburg, West Virginia 26302-1740.

                              ELECTION OF DIRECTORS

     Pursuant to the Certificate of Incorporation, the Board of Directors is divided into three classes, each consisting of one-third of such directors, as nearly as possible. The number of directors has been set at six, and at each annual meeting of stockholders, one class of directors is elected for a term of three years. The Board of Directors has nominated Stephen L. Barr and John L. Schwager for election for a term of three years, to hold office until the 1999 Annual Meeting of Stockholders, and until each of their respective successors are duly elected and qualified. Both nominees are current members of the Board of Directors whose terms expire at the Meeting.

     Unless the Company receives instructions to the contrary, the enclosed proxy, properly executed and returned, will be voted FOR the two above-named nominees. The management of the Company is not aware of any circumstances that would preclude the nominees from serving if elected. However, should any nominee become unable or unwilling to serve as a director prior to the Meeting, all proxies authorizing votes for such nominee will be voted for the election of such other person as the Board of Directors may recommend in his place, unless the Board of Directors shall reduce the number of directors by the number of such nominees so unable or unwilling to serve.

     If a quorum is present, the directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. Stockholders of the Company do not vote cumulatively in the election of directors.

     Information regarding the nominees and the other continuing directors is set forth below:

                            DIRECTORS OF THE COMPANY



                                              NOMINEES  -  TERMS TO EXPIRE IN 1999
                                                                                     Shares of
                                                                                   Common Stock
                                                                  For a Term     Beneficially Owned          Percent of
                Name and                            Director      to Expire       (As of March 1,        Common Stock (as of
         Principal Occupation<1>           Age        Since           In               1996)               March 1, 1996)

  Stephen L. Barr                           44        1989           1999               10,734<2>                 *
    Managing Director
    Chemical Securities,        Inc.
    Houston, Texas

  John L. Schwager                          47        1986           1999              177,440<3>               3.76
    Chief Executive Officer
    and President of the
    Company
                                                      CONTINUING DIRECTORS

  Robert S. Maust                           58        1987           1998               24,485<2><4>              *
    Chairperson,
    Dept. of Accounting,
    College of Business and       Eco-
  nomics,
    West Virginia University

  Thomas M. Levine                          46        1995           1998                  1,774                  *
    Executive Vice President
    Fostin Capital Corp.
    Pittsburgh, Pennsylvania
    (a venture capital
    investment management       compa-
  ny)<5>

  James H. Weber                            62        1993           1997                 5,793                   *
    Business and Financial
    Consultant and Former
    Executive Partner for
    Coopers & Lybrand<6>
  Richard R. Hoffman                        45        1988           1997              107,744<7>               2.28
    Executive Vice President
    and Chief Operating
    Officer of the
    Company
</End Table>

     *    Denotes less than 1% ownership interest.

- ------------------

    <F1>  Except as otherwise indicated, each nominee and director has held the principal occupation listed by his name during the last five years.


    <F2>  Shares beneficially owned by Messrs. Maust and Barr include 2,000 shares and 1,200 shares, respectively, which each such director has the right to acquire upon the exercise of stock options under the Alamco, Inc. 1982 Outside Directors' Stock Option Plan. The per share average exercise price of such options held by Messrs. Maust and Barr are $3.325 and $3.667, respectively. Such options have expiration dates ranging from November 7, 1997, to November 7, 2001. See "DIRECTORS OF THE COMPANY - DIRECTOR'S COMPENSATION--
          STOCK OPTIONS".

    <F3>  The number of shares of Common Stock beneficially owned by Mr.
          Schwager includes 116,666 shares which he has the right to acquire upon the exercise of currently exercisable stock options, 120 shares held jointly with his wife, 41,100 shares held by his wife, and 4,237 shares that have been allocated to his account under the Alamco, Inc. Employee Savings and Protection Plan.

    <F4>  The shares beneficially owned by Mr. Maust include 1,200 shares held as joint tenant with his wife, 100 shares held in trust with Mr. Maust as the trustee and as to which Mr. Maust has sole voting control, and 1,000 shares held in trust for Mr. Maust's son, as to which Mr. Maust has sole voting control.

    <F5>  Mr. Levine has held this position since 1982.  He also serves as general partner of several venture capital partnerships of which
          Fostin is the managing general partner.   Mr. Levine was elected to
          the Board on March 23, 1995 and is also a member of the Board of
          Directors of DMI Furniture, Inc., a public company.

    <F6>  Mr. Weber, elected as a Director in December 1993, retired from
          Coopers & Lybrand accounting firm in 1993 as Executive Partner, and has been serving as a business and financial consultant since then.
          From 1976 to 1989 he served as Managing Partner of the Pittsburgh, Pennsylvania office for Coopers & Lybrand.

    <F7>  The number of shares of Common Stock beneficially owned by Mr.
          Hoffman includes 101,666 shares which he has the right to acquire upon the exercise of currently exercisable stock options and 2,578 shares that have been allocated to his account under the Alamco, Inc. Employee Savings and Protection Plan.

    During 1995, there were seven meetings of the Board of Directors. All incumbent members of the Board of Directors attended at least seventy-five percent of the meetings held by the Board and the committees of which they were members.

    There is no family relationship among the directors and executive officers of the Company.


COMMITTEES OF THE BOARD

          At present, the standing committees of the Board of Directors consist of the Audit Committee and the Compensation Committee. The Audit Committee held four meetings in 1995. Its members are Robert S. Maust (Chairman), Stephen L.
Barr, Thomas M. Levine and James H. Weber.  Mr. James B. Gehr also served on the
Audit Committee until his retirement.  The functions performed by the Audit
Committee include reviewing internal financial information, monitoring cash flow, budget variances and credit arrangements, reviewing the audit program of the Company, reviewing with the Company's independent public accountants the results of all audits upon their completion, annually selecting and recommending independent public accountants, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information distributed by the Company.

     The Compensation Committee held five meetings in 1995.  Its members are
James H. Weber (Chairman), Thomas M. Levine and Stephen L. Barr.   The functions
performed by the Compensation Committee include recommending to the Board compensation levels of senior management, working with senior management on benefit and compensation programs for Company employees and monitoring local and national compensation trends to ensure that the Company's compensation program is competitive locally and within the oil and gas industry.


DIRECTORS' COMPENSATION

       STANDARD ARRANGEMENTS. For 1995, Directors who were employees of the Company received the same fees as those Directors who were neither officers nor employees of the Company (the "Outside Directors"). During 1995, all Directors were entitled to receive an annual fee of $12,000 (the "Annual Retainer"), a fee of $750 per Board or Committee meeting attended ($375 if attended via telephonic conference), as well as reimbursement for all expenses incurred in connection with Company business. Mr. Maust received an additional annual fee of $1,500 as chairman of the Audit Committee and Mr. Weber received an additional annual fee of $1,500 as chairman of the Compensation Committee. Mr. Schwager received an additional annual fee of $15,000 as Chairman of the Board. See "EXECUTIVE
COMPENSATION - EMPLOYMENT AGREEMENTS".

       OTHER ARRANGEMENTS.  The Alamco, Inc. 1992 Equity Compensation Plan for
Outside Directors (the "1992 Outside Directors' Plan") became effective on
March 20, 1992, after stockholder approval was received on May 8, 1992.  The
1992 Outside Directors' Plan provides that up to 75,000 shares of Common Stock may be issued thereunder. At December 31, 1995, the number of shares available for issuance was 53,989 shares. Under the 1992 Outside Directors' Plan, each Outside Director automatically receives fifty percent (50%) of his Annual
Retainer (exclusive of fees for attending meetings of the Board or any Commit-tee thereof) in the form of Common Stock. Additionally, each Outside Director may elect to receive any or all of the remaining cash balance of his Annual
Retainer in the form of Common Stock, provided that he notifies the Secretary of the Company in writing of such election on or before the last day of December of the prior year. Mr. Maust elected to receive eighty percent (80%) of his total
Annual Retainer in Common Stock.

       The total number of shares of Common Stock issued to an Outside Director pursuant to the 1992 Outside Directors' Plan is determined by dividing the dollar amount of the Outside Director's Annual Retainer that is to be paid in
Common Stock by the "Fair Market Value" of a share of Common Stock.  For the purposes of the 1992 Outside Directors' Plan, Fair Market Value means the closing price of the Common Stock as reported on the American Stock Exchange on
July 1 (or if not a trading day the next preceding day on which there was a sale of Common Stock) for the Annual Term for which the Annual Retainer is due and payable.  "Annual Term" means the period of time from the date of an Annual
Meeting of the Company's Stockholders in one year to the day before the date of the Annual Meeting of the Company's Stockholders in the following year.
Fractional shares of Common Stock will not be issued.  Cash equal to the Fair
Market Value of such fractional share will be paid in lieu thereof.   The shares
of Common Stock issuable to an Outside Director pursuant to the 1992 Outside
Directors' Plan will be issued and any remaining cash portion of the Annual
Retainer will be paid to such Outside Director on July 1 of each year, or if not a business day, the next succeeding business day.


       An Outside Director who is elected at an Annual Meeting of Stockholders of the Company to serve on the Board of Directors for the first time will receive fifty percent of his Annual Retainer in the form of Common Stock and the remaining fifty percent in cash.

       Effective June 15, 1995, the Board of Directors approved the Alamco, Inc.
Directors' Deferred Income Plan (the "Deferral Plan"), which permits any member of the Board who receives an Annual Retainer to elect to defer in increments of one percent (1%) or multiples of one thousand dollars ($1,000), cash remunera-tion to be received for his services. Deferral elections are to be made prior to the first day of an Annual Term and will continue until the Director notifies the Company to change or suspend future deferrals.

       Compensation deferred under the Deferral Plan is allocated to a bookkeep-ing account established for the Director and maintained by the Company. Deemed investment income, at a rate of interest equal to the Company's current rate paid for unsecured bank debt, is allocated to such account monthly.

       The Deferral Plan requires distributions to be made within sixty (60) days after the occurrence of the earlier of the termination of the Director's services due to resignation, retirement, disability, death or other reason, and the date on which a "change in control" occurs. Under certain conditions, the Board may approve an earlier date provided there are no negative tax consequenc-es to the Company. If a distribution is made due to death, a lump sum of the Director's account balance shall be paid in cash. If a distribution is made other than by reason of death, the Director may elect to receive a lump sum as described above, or installment payments over 5, 10, or 15 years, payable in substantially equal quarterly or annual payments.

       The Deferral Plan is intended to be an unfunded Plan for purposes of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income
Security Act of 1974, as amended. Any investments which the Company determines to make with the assets in the deferral compensation accounts shall remain assets of the Company and shall be subject to the general creditors of the Company until distributed. Contributions and deemed investment income credited to Directors under the Deferral Plan are not taxable to the participant until distributed. Participants have the status of general unsecured creditors of the Company until benefits are distributed.

       Mr. Weber elected to defer $6,000 of compensation earned for the Annual
Term beginning July 1, 1995, with distribution to be made July 15, 2003.

       STOCK OPTIONS. With the exceptions of Mr. Weber and Mr. Levine, each of the existing Outside Directors has the right to acquire shares of Common Stock upon the exercise of stock options under the Alamco, Inc. 1982 Outside Direc-tors' Stock Option Plan. While no further options are available for grant, existing options have expiration dates ranging from November 7, 1997, to November 7, 2001.

       The Company has also adopted the 1996 Stock Option Plan for Non-Employee
Directors as set forth below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       There  are no Compensation Committee interlocks nor insider participants.




                             1996 STOCK OPTION PLAN

GENERAL

       On March 18, 1996, the Board of Directors of the Company adopted the
Alamco, Inc. 1996 Stock Option Plan for Non-Employee Directors (the "1996
Outside Directors' Option Plan") subject to the approval of the stockholders to be effective on July 1, 1996 (the "Effective Date"). The Plan provides for
170,000 shares of Common Stock, par value $0.10 per share, to be available for issuance upon the exercise of options granted under the Plan (the "Options").
Such shares may be from the Company's authorized and unissued shares and/or treasury shares. The following is a summary of the principal features of the Plan, a copy of which is annexed hereto as Exhibit "A".

REASONS FOR THE PLAN

       The purpose of the 1996 Outside Directors' Option Plan is to increase the proprietary and vested interest of the non-employee directors in the growth and performance of the Company. The Company believes that the 1996 Outside Dire-ctors' Option Plan will continue to attract highly qualified individuals to the

Board of Directors and further align their long-term interests with those of the Company and its other stockholders.

DESCRIPTION OF THE PLAN

       The 1996 Outside Directors' Option Plan, administered by the Company's
Board of Directors, provides for Options to be granted to members of the Board who are not, and who have not been within the one year period immediately preceding the determination of eligibility, an employee of the Company or its subsidiaries.

       Options to purchase 17,000 shares of Common Stock will be awarded to each
person who is a non-employee director as of July 1, 1996.   Thereafter, each
newly elected non-employee Director shall be granted an Option to purchase
17,000 shares of Common Stock.  On each eligible Director's fifth year anniver-
sary of the date of initial grant, such Director shall be granted an Option to purchase an additional 17,000 shares of Common Stock, so long as he is continu-
ing in office.

       The Options granted under the 1996 Outside Directors' Option Plan are required to be nonstatutory stock options. The exercise price of each Option granted under the Plan will be 100% of the fair market value of the Company's
Common Stock on the date of grant (or the next preceding day if no trades occur on that date).

       Options will become exercisable on the following schedule and shall remain exercisable until the tenth anniversary of the date of grant:

1.     Up to 5,000 shares on the first anniversary of the grant date;

2.     Up to 8,000 shares on the second anniversary of the grant date;

3.     Up to 11,000 shares on the third anniversary of the grant date;

4.     Up to 14,000 shares on the fourth anniversary of the grant date; and

5.     Up to 17,000 shares on the fifth anniversary of the grant date.

Notwithstanding the foregoing, each option shall become immediately exercisable upon a "change of control" (as defined in the Plan).

       The Option price may be paid in cash or by the delivery of shares of Common Stock acquired by the Director more than six months prior to the option exercise date. If Common Stock is used, the shares shall be credited toward the exercise price in the amount of the fair market value of the Common Stock surrendered on the date of exercise of Options.

       If an optionee ceases to be a Director for any reason other than death, any Option which is then vested shall remain exercisable for a period of thirty
(30) days after cessation of services or until the scheduled expiration date, whichever is earlier. If a Director dies while in office, all Options shall be exercisable for a period of one year following the date of death whether or not previously exercisable. Options are not transferable other than by will or the laws of descent and distribution.

       The 1996 Outside Directors' Option Plan provides for an adjustment in the number of shares authorized for issuance under the Plan and in the number of shares covered by and the exercise price of outstanding options upon a stock split, stock dividend, subdivision or combination of the Common Stock, or other change in the capitalization of the Company affecting the Common Stock.

FEDERAL INCOME TAX CONSEQUENCES

       A director will not recognize any taxable income for federal income tax purposes upon receipt of an Option. Subject to limited exceptions, a director or former director will recognize compensation income on the date of the exercise of an Option in the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price. If the exercise price is paid in whole or in part in shares, no income, gain or loss is recognized by a director or former director on the receipt of shares equal in number to the shares delivered in payment of the exercise price, and the fair market value of the remainder of the shares received upon exercise of the Option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the director or former director. The Company is entitled to a tax deduction at the time an Option is exercised in an amount equal to the amount of ordinary income recognized by the director or former director.

VOTE REQUIRED

       Approval of the 1996 Outside Directors' Option Plan requires the affirma-tive vote of the holders of at lease a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote.

BOARD RECOMMENDATION

       The Board of Directors has unanimously approved the 1996 Outside Directo-rs' Option Plan and recommends that the Company's stockholders vote FOR its approval.




                                NEW PLAN BENEFITS

         ALAMCO, INC. 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                        Name and
                        Principal
                        Position                                      Dollar Value                         Number of Units

  John L. Schwager                                                        0                                     0<1>
   Chairman and
   Chief Executive Officer
   and Director

  Richard R. Hoffman                                                       0                                    0<1>
   Executive Vice
   President and
   Chief Operating Officer
   and Director
  Executive Group                                                           0                                   0<1>

  Non-Executive Officer Employee Group                                      0                                   0<1>

  Non-Executive Director Group                                                 N/A                             68,000<2>

- -----------------------
<1>    The number of units and dollar value are shown as zero for the named individuals or group because executive officers and non-executive offi-cers are not eligible to participate in the Plan, although they are required by the rules and regulations of the Securities and Exchange Commission to be listed in the table.

<2>    Represents an initial grant of 17,000 shares each to Messrs. Barr,
       Levine, Maust and Weber.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer ("CEO") of the Company and the other executive officer of the Company whose total salary and bonus exceeded $100,000 in 1995.


                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION

                                                                                                      Long-Term
                                                                                    Other            Compensation           All
           Name and                                                                Annual               Awards             Other
           Principal                          Salary             Bonus          Compensation                            Compensation
                                                                                                       Options
           Position              Year          ($)                ($)                ($)                                    ($)
                                                                                                         (#)

                                 1995          168,500<1>        194,999<2>           47,755<3>                             6,259<4>
  John L. Schwager               1994          146,000            30,000<5>           31,250<6>             7,900<7>        6,123<4>
   President and                 1993          169,000            30,000<8>           16,367<9>          100,000            8,523<4>
   Chief Executive Officer
  Richard R. Hoffman             1995         107,500<10>        50,000<11>          16,500<12>                            5,699<13>
   Executive Vice                1994           90,000           20,000<11>          16,000<14>                            4,989<13>
   President and                 1993           97,000           20,000<11>                              100,000           4,919<13>
   Chief Operating Officer

- -----------------------

<F1>   The Schwager Employment Agreement (as hereinafter defined) provides for a minimum base salary of $168,500 for 1995, as well as certain Company-provided benefits. See "EXECUTIVE COMPENSATION - EMPLOYMENT AGREEMENTS".


<F2>   Bonus related to the Columbia Gas Transmission Corporation litigation settlement of $100,000 in cash and 4,179 shares of Common Stock as of the date of the award. Additionally, on October 31, 1995, and July 31, 1995, Mr. Schwager was granted bonuses of $30,000 each, triggered by the market price of the Company's Common Stock averaging $8.00 per share and $7.00 per share, respectively, over a 60 consecutive trading day period. See "Executive Compensation - Report of Compensation Committee".

<F3>   Represents Director's fees which were paid as follows:  $12,000 annual retainer, $15,000 chairman fees and $4,500 meeting fees. The Company paid $16,255 to Mr. Schwager as additional compensation in November, 1995 upon his exercise of certain stock options under the terms of the Stock Option Agreement dated November 1, 1994, as reimbursement for increased income taxes based on the amount by which the tax liability of the Company was reduced.

<F4>   For 1995, the Company contributed $2,494 in cash and 471 shares of Common
       Stock, including reallocated forfeitures, to the Alamco, Inc. Employees Savings and Protection Plan (the "401(k) Plan") on Mr. Schwager's
       behalf.   The 1994 amount includes contributions made by the Company, as well as reallocated forfeitures, under the 401(k) Plan of $2,495 in cash and 539 shares of Common Stock. The 1993 amount includes contributions made by the Company under such plan of $2,428 in cash and 979 shares of Common Stock.

<F5>   Mr. Schwager received a $30,000 bonus for the Company's 1994 performance,
       $15,000 of which was paid on October 15, 1995, $7,600 of which was paid on January 15, 1995, and $7,400 of which was paid on December 31, 1994.

<F6>   Represents Director's fees which were paid as follows:  $12,000 annual retainer, $15,000 chairman fees; and $4,250 meeting fees.

<F7>   These options were non-qualified stock options which replaced incentive stock options with the same number of shares and the same material terms.

<F8>   On June 15, 1993, Mr. Schwager was granted a bonus of $30,000, triggered by the market price of the Company's Common Stock averaging $6.00 per share over a 60 consecutive trading day period. See "EXECUTIVE COMPENSA-TION - EMPLOYMENT AGREEMENTS".

<F9>   The Company paid additional compensation of $16,367 to Mr. Schwager in
       July 1993 upon his exercise of certain stock options under the terms of the Stock Option Agreement dated May 12, 1988 as reimbursement for increased income taxes based on the amount by which the tax liability of the Company was reduced.

<F10>  In 1995, the Hoffman Employment Agreement (as hereinafter defined)
       provided for a base salary of $100,500 and certain other Company-provided cash benefits. See "EXECUTIVE COMPENSATION - EMPLOYMENT AGREEMENTS".

<F11>  Mr. Hoffman received a $50,000 bonus for the Company's 1995 performance which was paid on January 31, 1996. His bonus for 1994's performance was paid one-half on January 15, 1995 and one half on October 15, 1995. Similarly, on January 15, 1994, and October 15, 1994, he was paid the bonus for his 1993 performance.

<F12>  Mr. Hoffman was paid $12,000 as an annual retainer and $4,500 in meeting fees for Director's compensation.

<F13>  The 1995 amount includes $2,494 in cash and 400 shares of Common Stock contributed by the Company as well as reallocated forfeitures under the 401(k) Plan. The 1994 amount includes $2,329 in cash and 395 shares of Common Stock contributed by the Company. The 1993 amount includes contributions made by the Company under such plan of $1,895 in cash and 485 shares of Common Stock.

<F14>  Mr. Hoffman was paid $12,000 as an annual retainer and $4,000 in meeting fees for Director's compensation.

</END TABLE>

    The Company has no long-term incentive compensation plan involving the award of restricted stock or options that are subject to performance-based conditions.


OPTION GRANTS TABLE

          The Company did not grant any stock options to the executive officers, nor did it grant any stock appreciation rights in 1995.

OPTION EXERCISES AND YEAR-END VALUE TABLE

          The following table sets forth information concerning the exercise of stock options during 1995 by the Company's CEO and the other named executive officer of the company, and the year-end value of unexercised options held by these persons.




                    OPTION EXERCISES AND YEAR-END VALUE TABLE

                                AGGREGATED OPTION EXERCISES IN 1995 AND VALUES FOR 1995 YEAR-END

                                                                                                             Value of
                                                                                  Number of                 Unexercised
                                                                                 Unexercised               In-the-Money
                                                                                 Options at                 Options at
                                                                                 FY-End (#)                 FY-End ($)

                                      Shares                                       Shares                     Shares
                                     Acquired                                   Exercisable/               Exercisable/
              Name                On Exercise (#)     Value Realized ($)        Unexercisable            Unexercisable<1>

  John L. Schwager                     7,900                43,450             116,666/33,334            $335,416/$45,834
  Richard R. Hoffman                   3,500                10,938             101,666/33,334             $272,166/$45,834

</END TABLE>
- -----------------------

<F1>   For all unexercised options held as of December 31, 1995, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. On December 28, 1995, the closing sales price of the Common Stock was $8.125 per share. These values are shown separately for those options that were exercisable and those options that were not yet exercisable on December 31, 1995.


REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee has prepared the following report in accordance with the disclosure rules relating to executive compensation. This report does not constitute soliciting materials nor is it filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
Further, this information is excluded from, and is not to be considered as incorporated by reference into, any of the Company's prior or future filings under the Exchange Act or Securities Act of 1933, as amended (the "Securities
Act").

TO:  The Board of Directors

    As members of the Compensation Committee (the "Committee"), it is our duty to administer the Company's various incentive plans, including the Alamco, Inc.
Savings and Protection Plan and the Alamco, Inc. 1992 Employees Stock Option
Plan.  The Committee ensures that such plans are competitive and that they serve to attract and retain those employees who contribute significantly to the
profitability of the Company and maximize stockholder value.   We also review
the performance and compensation levels of the Chief Executive Officer ("CEO")
and the other two executive officers of the Company, consulting with the other
Outside Directors on these matters.

    The Committee is responsible for ensuring that executive compensation is based on an evaluation of individual and corporate performance. The Committee believes that compensation should vary with performance and should be driven by the long-term interests of the stockholders. The Committee's basic strategic compensation principles are as follows:

    * Compensation at all levels should be competitive with comparable organi-zations and should reward individual performance and contribution to the Company.

    * As employees assume greater responsibilities, a larger proportion of their total compensation will be incentive compensation (both short-and long-term), influenced by the growth in the value of the Company's Common
       Stock, as well as other financial measures.

    * Stock options are an effective way to align the interests of employees and stockholders, and to encourage optionees to think and act like owners.

    * The benefits package for executives should be competitive and designed to encourage career commitment to the Company.

    Compensation paid to Mr. Schwager, the President and CEO of the Company, is based on a number of different factors, including the assets, earnings and stock appreciation of the Company, as well as the degree of attainment of targeted financial and non-financial goals of the Company, and a comparison of the Company with other similarly situated entities in the oil and gas industry. The
Committee's judgment is based on its assessment of the Company's overall performance, rather than any formula or weighting of any particular performance measures. Some of the additional specific factors considered in 1995 by the Committee include the increase in revenues, the continuation of very low finding costs and, at the same time, a high reserve replacement ratio; and the success-ful exploration program in Kentucky. Each year, comparisons are made of the salaries and stock ownership of the CEO and the Chief Operating Officer ("COO"), as well as the Company's operating performance with the same data from a peer group of similarly situated gas and oil companies to assist in determining what compensation adjustments, if any, need to be made. The peer group used from compensation purposes is not the same peer group which is used in the perfor-mance graph; however, certain of the companies are included in both groups.

    Mr. Schwager's base salary for 1995 ($168,500) was based primarily on his rights under the January 1995 employment agreement with the Company, as more fully described below (the "Schwager Employment Agreement"). Mr. Schwager also received $16,500 in director's annual and meeting fees and $15,000 for acting as Chairman of the Board of Directors. In addition to his base salary, incentive bonuses totaling $60,000 were awarded to Mr. Schwager in July and October 1995 in accordance with his employment agreement due to increases in the average trading price of the Company's Common Stock over specified periods.

    The compensation paid to the two other executive officers of the Company is based primarily on their rights under their employment agreements, as well as on factors similar to those stated above for the CEO. The Committee evaluates the executive's performance, employment agreements, and the overall performance of the Company in terms of, among other things, sales, reserve replacement costs, finding costs, assets, earnings and stock appreciation when approving compensa-tion. The Committee in 1995 considered it significant that the Company was ranked by John S. Herold, Inc. as the most efficient oil and gas company in the country in terms of both reserve replacement costs and finding costs. In addition, the Company's environmental program was recognized by the Office of Oil and Gas of the Department of Environmental Protection of the State of West
Virginia as the best program of any company of its size. In 1995, the Committee recommended and the Board approved cash bonuses totaling $56,000 for these two executives ($50,000 payable to the Executive Vice President and COO and $6,000 payable to the Vice President of Administration and Legal Affairs) to be paid in 1996. The Committee's actions were taken on the basis of the officers' positive performance reviews made by the CEO of qualitative factors, as well as meeting various financial and production targets, positive results from drilling and production activities and the overall operations of the Company.

Special Bonuses

    In addition to his base salary and incentive bonuses under his employment agreement, the Committee awarded a special one-time bonus to Mr. Schwager for his extraordinary efforts since December 1987 in successfully pursuing a sophisticated state and federal court litigation strategy against Columbia Gas
Transmission Corporation ("Columbia"), which led to an $11.0 million settlement of the Company's claims under gas purchase contracts. Collection was fore-stalled by the bankruptcy proceedings filed by Columbia in 1991. Pursuant to the bankruptcy court's order in November 1995, the Company received $5.6 million and other working interest owners received $2.0 million. In the Committee's judgment, Mr. Schwager's contribution to the successful conclusion of this litigation was well above that expected of a member of management in such matters. This special bonus amounted to $135,000, payable $100,000 in cash and $35,000 in value of Alamco Common Stock based on its closing price on January
12, 1996.

    In addition to her base salary and incentive bonus, the Committee also awarded the Vice President of Administration and Legal Affairs a special bonus of $10,000 for her role in developing the successful claims against Columbia.

Other Compensation Matters

    The Committee approved Company contributions to the 401(k) Plan of $40,950.-
38 in cash and 8,750 shares of Common Stock.

    The Committee also recommended that certain key managerial employees be granted options in the aggregate of 35,000 shares of Common Stock under the 1992 Employees Stock Option plan. The Committee decided that no new stock options should be granted to the Company's executives, pending a more thorough comparative analysis of other peer companies in the industry.

    The Company does not anticipate that it will be affected in the near future by Section 162(m) of the Internal Revenue Code, which imposes an annual limit of $1,000,000 per person on the federal income tax deduction for executive compen-sation. If the Company should determine that this limitation might impact the Company, the Company would likely take the necessary steps to bring its compen-sation programs into compliance with Section 162(m) so that the problem of non-deduction would be avoided.

                                        COMPENSATION COMMITTEE
                                        James H. Weber, Chairman
                                        Stephen L. Barr
                                        Thomas M. Levine

EMPLOYMENT AGREEMENTS

     Effective January 1, 1995, the Compensation Committee recommended, and the entire Board approved, a revised Employment Agreement between Mr. Schwager and the Company providing for Mr. Schwager's employment as President and Chief
Executive Officer (the "Schwager Employment Agreement").  This entitles Mr.
Schwager to a minimum annual base salary of $168,500 through December 31, 1996, plus director and chairman fees, subject to yearly renewals and adjustments.
The Company will also pay an incentive cash bonus under the Schwager Employment
Agreement of $30,000 should the average trading price of the Company's Common
Stock equal or exceed $7.00 per share for a 60-day period, with additional one-time bonuses of $30,000 to be paid for each $1.00 incremental increase in the trading price above $7.00 for a similar period. Such bonuses were paid on July
31, 1995 and October 31, 1995. Effective January 1, 1996, Mr. Schwager will receive an annual base salary of $188,500, plus the director and chairman fees set forth above.

     Additionally, the Schwager Employment Agreement provides Mr. Schwager, in the event of a discharge without cause or his resignation for good reason (which includes, among others, a "change of control" or a significant asset sale), payment for accrued obligations, payment equal to three times the highest annual rate of base salary in effect during the past twenty-four months, insurance coverage for three years, or two times the cash equivalence of such coverage for a three year period, and full vesting and exercisability of all existing stock options. In the event of a discharge for cause or Mr. Schwager's resignation without good reason, none of the aforementioned benefits are available, except payment of accrued obligations by the Company. If the Company fails to agree to extend the term of Mr. Schwager's employment as provided in the agreement, Mr.
Schwager will be entitled to severance pay (in addition to such other benefits as may be payable to him) equal to two times the highest annual rate of base salary paid to him during the preceding twenty-four (24) months. The Schwager
Employment Agreement also provides for payment of Mr. Schwager's base salary for eight months, reduced by any disability benefits, in the case of disability.

     Unless otherwise agreed to by the Board, the Schwager Employment Agreement prohibits Mr. Schwager from engaging in any business competitive with the Company's oil and gas business from the date of his termination with the Company for a period of one year.

     The Company and Richard R. Hoffman entered into a revised employment agreement on January 1, 1995 providing for Mr. Hoffman's employment as Chief
Operating Officer (the "Hoffman Employment Agreement").  Under the Hoffman
Employment Agreement, Mr. Hoffman's base salary was set at $100,500 for 1995, plus the same annual retainer and meeting fees as those paid to outside Direc-tors, or $16,500 for 1995. Effective January 1, 1996, Mr. Hoffman will receive an annual base salary of $106,500, plus certain perquisites and director fees.
Additionally, under the Hoffman Employment Agreement, Mr. Hoffman is entitled to an amount equal to $24,750 plus one and one-half times his annual base salary in effect at that time in the event Mr. Hoffman's employment is terminated without cause, or he is reassigned to a position which is not of comparable executive status, or in the event of a "change in control" of the Company and Mr. Hoffman chooses to terminate his employment with the Company. If the Company fails to agree to extend the term of Mr. Hoffman's employment as provided in the agreement, Mr. Hoffman will be entitled to severance pay (in addition to such other benefits as may be payable to him) equal to $16,500 plus the highest annual salary as in effect at the term's expiration. Unless the Board otherwise provides, the Hoffman Employment Agreement prohibits Mr. Hoffman from engaging in any business competitive with the Company's oil and gas business from the date of his termination with the Company for one year.


STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a comparison of the annual percentage change in the cumulative total stockholder return of the Company's Common Stock against the cumulative total return of the American Stock Exchange-Market Value Index and the American Stock Exchange-Natural Resources Group Index for a period of five fiscal years commencing December 31, 1990 and ending December 31, 1995. The market indices chosen by the Company for comparison purposes are not the same group of companies used by the Compensation Committee for comparison purposes of executive compensation; however, some of the companies are included in both groups. In accordance with the rules of the Securities and Exchange Commission, this presentation shall not be incorporated by reference into any of the Company's prior or future filings under the Exchange Act or the Securities Act.





            Date                  Alamco, Inc.<1>          AMEX Market Value<1>      AMEX Natural Res.<1><2>


  12/31/90                       100                         100                        100

  12/31/91                       79.2                       128.2                        78
  12/31/92                      166.7                       129.6                        76.5

  12/31/93                      229.2                       154.9                        94.6

  12/31/94                      204.2                       140.8                        93.7
  12/31/95                      270.8                       177.9                       114.1

</END TABLE>
- -------------------------

     <F1>   Source - American Stock Exchange.

     <F2>   Based on an investment of $100 on December 31, 1990, in each of the
            Company's Common Stock and the presented Indices, including rein-vestment of dividends.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     As a group, the directors and executive officers of the Company (8 persons) beneficially owned 418,631 shares of Common Stock or a total of 8.8 percent of the outstanding voting securities of the Company as of the Record Date. Such ownership includes 242,732 shares that the directors and officers have the right to acquire, within sixty days of the Record Date, upon the exercise of stock options.

     In addition to Messrs. Schwager and Hoffman, this group includes Ms.
Bridget D. Furbee.  Ms. Furbee was elected Vice President, Administration and
Legal Affairs in May 1994. Prior to that, Ms. Furbee served as Gas Market-ing/Office Administrator Manager and later as Manager, Gas Marketing and Legal
Affairs.

     For information regarding security ownership of the CEO and the other named executive officer, individual directors and nominees, see "DIRECTORS OF THE
COMPANY".

PRINCIPAL STOCKHOLDERS

     To the knowledge of the Company, Breau Capital Management, Inc., FMR
Corporation, Ingalls & Snyder LLC, The Guardian Life Insurance Co. of America,
Wellington Management Company and Fleet Financial Group, Inc. are the only entities which owned of record or beneficially more than five percent (5%) of the outstanding Common Stock as of the Record Date. The following table indi-cates the beneficial ownership of Breau Capital Management, Inc. as of January
19, 1996, based on information contained in its 13G filing as of that date, the beneficial ownership of FMR Corporation as of February 14, 1996, based on information contained in its 13G filing as of that date, the beneficial owner-ship of Ingalls & Snyder LLC as of January 17, 1996, based on information contained in its 13G filing as of that date, the beneficial ownership of The
Guardian Life Insurance Co. of America as of February 14, 1996, based on information contained in its 13G filing as of that date, the beneficial owner-ship of Wellington Management Company as of February 9, 1996, based on informa-tion contained in its 13G filing as of that date, and the beneficial ownership of Fleet Financial Group, Inc., as of February 14, 1996, based on information contained in the 13G filing as of that date.





                                                                         Amount and            Percent of
                                                                          Nature of               Class
     Title of                  Name and Address of                       Beneficial              (As of
       Class                     Beneficial Owner                        Ownership              03/01/96)
   Common Stock    Breau Capital Management, Inc.                        286,900 shares<1>        6.08
                   Watermill Center
                   800 South Street
                   Waltham, MA   02154

   Common Stock    FMR Corp.                                             465,300 shares<2>        9.87
                   and certain of its affiliates
                   82 Devonshire Street
                   Boston, MA  02109

      Common       Ingalls & Snyder LLC                                  284,400 shares<3>        6.03
       Stock       61 Broadway
                   New York, NY   10006

   Common Stock    The Guardian Life Insurance                           404,800 shares<4>        8.58
                   and certain of its affiliates
                   Company of America
                   201 Park Ave. South
                   New York, NY  10003

      Common       Wellington Management Company                         255,000 shares<5>        5.41
       Stock       75 State Street
                   Boston, MA   02109

      Common       Fleet Financial Group, Inc.                           318,973 shares<6>        6.76
       Stock       100 Federal Street
                   Boston, MA   02109
</END TABLE>
- -------------------------

     <F1>   This company has sole dispositive power over all shares and shared voting power over 35,400 shares.

     <F2>   FMR has sole dispositive power over all shares.  Voting of the shares by Fidelity Low Priced Stock Fund is done in accordance with guidelines established by the Fund's Board of Trustees.

     <F3>   This company has sole dispositive power over all shares; however, it has sole voting power only over 10,000 shares.

     <F4>   This company has sole voting and dispositive power over 312,000 shares and shares voting power with two of its affiliates.

     <F5>   Wellington Management has shared dispositive power over all shares and shared voting power over 181,100 shares.

     <F6>   Fleet has sole voting power over 311,473 shares and sole dispositive power over 311,273 shares.


COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock
Exchange. Officers, directors and holders of more than 10% of the Common Stock are required by regulations promulgated by the Commission pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that since January 1, 1995, all Section 16(a) filing require-ments applicable to its directors, officers and greater than 10% beneficial owners were met.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors retained the accounting firm of Coopers & Lybrand
L.L.P. as the Company's independent public accountants for 1995. Representa-tives of Coopers & Lybrand L.L.P. are expected to attend the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                   SUBMISSION DATE FOR STOCKHOLDER PROPOSALS
                            AND DIRECTOR NOMINATIONS

     Stockholder proposals for the 1997 Annual Meeting of Stockholders must be received at the Company's main office in Clarksburg, West Virginia, no later than December 13, 1996.

     In addition, the Company's By-laws provide that nominations for election as a director may be made by any stockholder entitled to vote for the election of directors. Advance written notice of such proposed nomination must be received by the Secretary of the Company by certified mail no later than (i) 90 days prior to the anniversary of the previous year's Annual Meeting of Stockholders, or (ii) with respect to an election to be held at a Special Meeting of Stock-holders or at an Annual Meeting that is held more than 70 days prior to the anniversary of the previous year's annual meeting, the close of business on the tenth day following the date on which notice of such meeting is first given to the stockholders. A copy of the applicable By-law provision may be obtained, without charge, by written request to the Secretary of the Company at its main office.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter which may be presented for action at the Meeting other than matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is intended that the enclosed proxy will be voted with respect thereto in accordance with the judgment of the persons named in said proxy.

                                   By order of the Board of Directors,

                                   Jane Merandi, Secretary
April 8, 1996

                             YOUR VOTE IS IMPORTANT!
      PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.





1.   ELECTION OF DIRECTORS:

     FOR all nominees listed below   / /

     WITHHOLD AUTHORITY             / /
     (except as marked to the contrary below) to vote for all nominees listed below:




                       Term expiring 1999:      Stephen L. Barr

                       Term expiring 1999:      John L. Schwager


    INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.

          / / Stephen L. Barr        / / John L. Schwager




2. THE STOCK OPTION PLAN: Approval of the Alamco, Inc. 1996 Stock Option Plan for Non-Employee Directors.

          / / For       / / Against     / / Abstain


Dated . . . . . . . . . . . .  1996          . . . . . . . . . . . . . . . .
                                            Signature


                                            . . . . . . . . . . . . . . . . .
                                            Signature if held jointly

          Please sign exactly as name appears on this proxy. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     (over)


PROXY

                                  ALAMCO, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints G. Jane Merandi and Bridget D. Furbee, and each of them, with power to act without the other and with full power of substitu-tion, as proxies and hereby authorizes them to represent and to vote all the shares of Common Stock of Alamco, Inc. held of record by the undersigned on the close of business on March 15, 1996, at the Annual Meeting of Stockholders to be held on May 10, 1996, and at any adjournment or adjournments thereof (a) in the manner designated on the reverse side, and (b) in their discretion, upon other business as may properly come before the meeting or any adjournment or adjourn-ments thereof.



PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.




                                   EXHIBIT "A"
                       TO PROXY STATEMENT OF ALAMCO, INC.
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 1996



                                  ALAMCO, INC.

                1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS



1.   PURPOSE AND EFFECTIVE DATE

        The purpose of the Alamco, Inc. 1996 Stock Option Plan for Non-Employee
Directors (the "Plan") is to increase the proprietary and vested interest of the non-employee directors of Alamco, Inc. (the "Company") in the growth and performance of the Company by granting such directors options to purchase shares of Common Stock, $.10 par value per share (the "Common Stock"), of the Company.
This Plan shall become effective on July 1, 1996 (the "Effective Date"), provided that this Plan shall be conditional on approval of the Plan by the affirmative votes of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting of stockholders held not later than the date of the 1996 annual meeting of stockholders of the Company.

2.   ADMINISTRATION

        The Plan shall be administered by the Company's Board of Directors (the
"Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regula-tions relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options under the Plan, the number of shares of Common Stock subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The proper officers of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, other than the conflict of law provisions thereof.

3.   ELIGIBILITY

        The persons eligible for grant of options under the Plan shall be Eligible Directors, as defined below. "Eligible Director" shall mean a member of the Board who is not, and has not been within the one-year period immediately preceding the date of determination of such directors eligibility, an employee of the Company or any of its subsidiaries. Any holder of an option granted hereunder shall hereinafter be referred to as a "Participant."

4.   SHARES SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 6, an aggregate of  170,000 shares of Common Stock shall be available for issuance upon the exercise of options granted under the Plan.  The shares of Common Stock deliverable upon the exercise of options may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions.  If any option granted under the Plan shall termi-
nate for any reason without having been exercised, the shares subject to, but not delivered under, such option shall be available for other options.

5.   GRANT, TERMS AND CONDITIONS OF OPTIONS

        (a) Each director who is an Eligible Director on the Effective Date shall be granted an option to purchase 17,000 shares of Common Stock as of the Effective Date. Each other Eligible Director shall be granted an option to purchase 17,000 shares of Common Stock as of the first date after the Effective
Date on which he or she is elected or appointed or otherwise becomes an Eligible
Director.

        (b) As of each fifth year anniversary (i.e., fifth anniversary, tenth anniversary, fifteenth anniversary, etc.) of the date of each Eligible Direc-tor's initial grant pursuant to Section 5(a), provided such Eligible Director is continuing in office after such anniversary date, such Eligible Director shall be granted an option to purchase 17,000 shares of Common Stock.

        (c) The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended
(the "Code"), and shall have the following terms and conditions:

        (i) Price. The purchase price per share of Common Stock deliverable upon the exercise of each option shall be 100% of the Fair Market Value (as hereinafter defined) per share of the Common Stock on the date the option is granted. For purposes of this Plan, "Fair Market Value" shall mean the closing price per share of the Common Stock on the American Stock Exchange on the date in question, or, if the Common Stock shall not have traded on such date, the closing price per share of the Common Stock on the first date prior thereto on which the Common Stock was so traded.

        (ii) Payment. The option exercise price shall be payable in full in United States dollars upon the exercise of the option and may be paid in cash or by cashier's or certified check. Notwithstanding the preceding sentence, an Eligible Director may use shares of Common Stock which were acquired by the Eligible Director more than six months prior to the option exercise date to pay the exercise price. If this alternative medium of payment is chosen, the Common Stock surrendered by the Eligible Director in payment of the exercise price shall be deemed to be the equivalent of cash in the amount of the Fair Market Value of the Common Stock surrendered
     (determined as of the date of the exercise of the options).

        (iii)  Exercisability and Term of Options.  Subject to Section 7,
     options shall be exercisable in whole or in part on the following schedule:
     beginning on the first anniversary of the date of grant,  up to   five
     thousand (5,000) of the shares of Common Stock covered by the option;
     beginning on the second anniversary of the date of grant,  up to   eight
     thousand (8,000) of the shares of Common Stock covered by the option;
     beginning on the third anniversary of the date of grant,  up to  eleven thousand (11,000) of the shares of Common Stock covered by the option;
     beginning on the fourth anniversary of the date of grant,  up to  fourteen thousand (14,000) of the shares of Common Stock covered by the option; and
     beginning on the fifth anniversary of the date of grant, for up to all of the shares of Common Stock covered by the option.  To the extent an option becomes exercisable, it shall remain exercisable until the tenth (10th)
     anniversary of the date of grant (the "Scheduled Expiration Date"), or if earlier, when terminated as provided in Section 5(iv).

        (iv)  Termination of Service as Eligible Director.

     (A)Upon cessation of service as an Eligible Director for reasons other than death, options not immediately exercisable on the date of cessation of service shall be forfeited and only those options that are immediately exercisable on the date of cessation of service shall be exercisable by the Participant within thirty (30) days after the cessation of service, but not after the Scheduled
Expiration Date, or they shall be forfeited.

          (B)  Upon the death of a Participant while serving as an Eligible
        Director, all options, whether or not previously exercisable, shall be exercisable by the Participant's heirs or legal representatives within one year after the date of such death, but not after the Scheduled
        Expiration Date, or they shall be forfeited.

        (v) Nontransferability of Options. No option shall be transferable by a Participant otherwise than by will or the laws of descent and distribu-tion, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the Participant or by the Participant's guardian or legal representative.

        (vi) Listing and Registration. Each option shall be subject to the requirement that if at any time the Board shall determine, in its discre-tion, that the listing, registration or qualification of the Common Stock subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

        (vii) Option Agreement. Each option granted hereunder shall be evi-denced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6.   ADJUSTMENT OF AND CHANGES IN COMMON STOCK

        In the event of a stock split, stock dividend, subdivision or combina-tion of the Common Stock or other change in the capitalization of the Company affecting the Common Stock, the number of shares of Common Stock authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock subject to any outstanding option shall be increased or decreased proportionately, as the case may be, and a correspond-ing adjustment shall be made in the purchase price per share of Common Stock thereunder.

7.   CHANGE IN CONTROL

        Upon the occurrence of a Change in Control (as hereinafter defined) of the Company, each option then outstanding immediately prior to such Change in Control shall become immediately exercisable notwithstanding the requirements of
Section 5(c)(iii) hereof. A "Change in Control" shall be deemed to have occurred if any of the events set forth below shall occur:

        (a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section
     13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended
     (the "Exchange Act")) of beneficial ownership (within the meaning of Rule
     13d-3 promulgated under the Exchange Act) of a number of the voting securi-ties of the Company ("Company Voting Securities") in excess of 15% of the Company Voting Securities ; or

        (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Effective Date; provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i); or

        (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the outstanding shares of Common
     Stock of the Company (the "Outstanding Company Common Stock") and Company
     Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such reorganization, merger of consolidation, as the case may be; or

        (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposi-tion of substantially all of the assets of the Company.

8.   NO RIGHTS OF STOCKHOLDERS

        Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such shares shall have been issued.

9.   PLAN AMENDMENTS

        The Plan may be amended by the Board, from time to time, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, however, that the Board may not, without the authorization and approval of stockholders; (i) increase the number of shares which may be purchased pursuant to options hereunder, either individually or in the aggre-gate, except as permitted by Section 7, (ii) change the requirements of Sec-tion 5(a) that option grants be priced at Fair Market Value, except as permitted by Section 7, (iii) modify in any respect the class of individuals who consti-tute Eligible Directors, or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3 and 5 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules under either such statute.

10.  DURATION OF PLAN

        The Plan shall terminate on the fifteenth (15th) anniversary of the Effective Date, unless the Plan is extended or terminated at an earlier date by the Board.


APPROVED AND ADOPTED BY THE
BOARD OF DIRECTORS ON MARCH 18, 1996



/s/ Jane Merandi, Secretary



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